                                                                    EXHIBIT 10.7



                           SIXTH AMENDMENT AND WAIVER


         SIXTH AMENDMENT AND WAIVER, dated as of October 4, 2001 (this "Amendment"), to the Credit Agreement, dated as of February 27, 1997, as amended and restated as of February 10, 1998, and as further amended by the First Amendment, dated as of June 30, 1998, the Second Amendment, dated as of February 12, 1999, the Third Amendment, dated as of May 25, 1999, the Fourth Amendment, dated as of December 21, 1999, and the Fifth Amendment and Waiver, dated as of December 28, 2000 (as further amended, supplemented or modified from time to time, the "Credit Agreement"), among Cooperative Computing, Inc., a Delaware corporation (the "Borrower"), Cooperative Computing Holding Company, Inc., a Delaware corporation, as guarantor ("CCI"), the several banks and other financial institutions parties thereto (the "Lenders") and The Chase Manhattan Bank, as the administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                                  WITNESSETH:


         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

         WHEREAS, the Borrower has requested that the Administrative Agent, with the consent of the Required Lenders, amend certain provisions of the Credit Agreement; and

         WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

         II. Amendments to Credit Agreement.

         1. Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definition of "Consolidated EBITDA" in its entirety and substituting in lieu thereof the following:

                  "Consolidated EBITDA": for any period, with respect to any Person, Consolidated Net Income of such Person for such period (A) plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (i) total income and franchise tax expense, (ii) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions and discounts and other fees and charges associated with Indebtedness, (iii) depreciation and amortization expense, (iv) amortization of intangibles including, but not limited to, goodwill and organization costs (including, with respect to the Borrower, costs associated with the Offer to Purchase dated October 23, 1996 made by a subsidiary of CCI to purchase the common stock of the Borrower), (v) other extraordinary noncash charges (in accordance with GAAP) (including non-cash currency exchange losses), (vi) any extraordinary and unusual losses (including losses on sales of assets other than inventory sold in the ordinary course of business), (vii)
         (x) any cash restructuring charges substantially consistent with those restructuring charges previously disclosed to the Administrative Agent and the Lenders by the Borrower up to a maximum aggregate amount in the case of such charges of $2,500,000 during the term of this Agreement and (y) additional cash restructuring charges not to exceed $1,250,000 in the aggregate during the term of this Agreement, (viii) any non-cash restructuring charges, and (ix) any non-cash losses resulting from the Borrower's investment in Internet Autoparts, Inc.; and (B) minus, without duplication and to the extent reflected as a credit or gain in the statement of such Consolidated Net Income for such period, the sum of (i) any extraordinary and unusual gains (including gains on the sales of assets, other than inventory sold in the ordinary course of business), (ii) other extraordinary noncash credits or gains (in accordance with GAAP) (including non-cash currency exchange gains) and
         (iii) any non-cash gains resulting from the Borrower's investment in Internet Autoparts, Inc.; provided that for the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters (each, a "Reference Period") for purposes of Section 8.1, (i) if at any time during such Reference Period the Borrower or any Subsidiary shall consummate an acquisition pursuant to Section 8.9(k) or 8.9(l), the Consolidated EBITDA for such Reference Period shall be calculated on a pro forma basis (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such Reference Period) and (ii) if at any time during such Reference Period the Borrower or any Subsidiary shall consummate the Designated Asset Sale or the sale of any line of business or product line, the Consolidated EBITDA for such Reference Period shall be reduced on a pro forma basis by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of the Designated Asset Sale or the sale of any line of business or product line (the "Reduced EBITDA").

         2. Amendments to Section 8. (a) Section 8.1(a) of the Credit Agreement is hereby amended by deleting the columns captioned "Quarter Ending" and "Ratio" from paragraph (a) thereof and substituting in lieu thereof the following:

                           Quarter Ending              Ratio
                           --------------              -----
                        2000  December 31           1.50 to 1.00

                        2001  March 31              1.50 to 1.00
                              June 30               1.60 to 1.00
                              September 30          1.70 to 1.00
                              December 31           1.75 to 1.00

                           Quarter Ending              Ratio
                           --------------              -----
                      2002  March 31                1.75 to 1.00
                            June 30                 1.80 to 1.00
                            September 30            1.80 to 1.00
                            December 31             3.00 to 1.00
                            and each
                            quarter
                            thereafter


         (b) Section 8.1(c) of the Credit Agreement is hereby amended by deleting the columns captioned "Quarter Ending" and "Amount" from Section 8.1(c) and substituting in lieu thereof the following:

                           Quarter Ending              Ratio
                           --------------              -----
                       1998  December 31            $32,500,000

                       1999  March 31                32,500,000
                             June 30                 32,500,000
                             September 30            32,500,000
                             December 31             25,000,000

                       2000  March 31                23,500,000
                             June 30                 27,000,000
                             September 30            27,500,000
                             December 31             28,000,000

                       2001  March 31                29,000,000
                             June 30                 30,000,000
                             September 30            31,000,000
                             December 31             32,000,000

                       2002  March 31                32,500,000
                             June 30                 33,000,000
                             September 30            34,000,000
                             December 31             52,500,000

                       2003  March 31                55,000,000
                             June 30                 57,500,000
                             September 30            60,000,000
                             and each
                             quarter
                             thereafter

         (c) Section 8.1(e) of the Credit Agreement is hereby amended by deleting the columns captioned "Quarter Ending" and "Ratio" from Section 8.1(e) and substituting in lieu thereof the following:

                           Quarter Ending              Ratio
                           --------------              -----
                        1998  December 31           2.75 to 1.00

                        1999  March 31              2.75 to 1.00
                              June 30               2.75 to 1.00
                              September 30          2.75 to 1.00
                              December 31           4.00 to 1.00

                        2000  March 31              4.00 to 1.00
                              June 30               4.00 to 1.00
                              September 30          3.25 to 1.00
                              December 31           3.20 to 1.00

                        2001  March 31              3.10 to 1.00
                              June 30               3.00 to 1.00
                              September 30          3.00 to 1.00
                              December 31           2.65 to 1.00

                        2002  March 31              2.65 to 1.00
                              June 30               2.55 to 1.00
                              September 30          2.40 to 1.00
                              December 31           2.75 to 1.00
                              and each
                              quarter
                              thereafter

         III. Waiver of Section 8.1(d) of the Credit Agreement. The Administrative Agent and the Lenders hereby agree to waive (a) the Borrower's compliance with the requirements of Section 8.1(d) through and including September 30, 2002 and (b) any breach resulting from any failure to comply with such requirements.

         IV. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") (a) on which this Amendment shall have been (i) executed by the Borrower, CCI, the Administrative Agent and the Required Lenders and (ii) acknowledged and consented to by the other Credit Parties, each in accordance with the terms of the Credit Agreement and (b) the Administrative Agent shall have received, for the account of each Lender executing this Amendment by 5:00 p.m. (New York time) on October 4, 2001, an amendment fee in an amount equal to 0.25% of the sum of such Lender's (i) Revolving Credit Commitment and (ii) outstanding Term Loans as of such date.

         V. General.

         1. Representations and Warranties. (a) The representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date which representation and warranty shall have been true and correct in all material respects as of such earlier date, and no Default or Event of Default has occurred and is continuing.

              (b) As of the date hereof, each of CCI and its Subsidiaries has delivered all Collateral required to be delivered by it to the Administrative Agent pursuant to the terms of any Security Document.

         2. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         3. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

         4. Affirmation of Guarantees. Each of the Guarantors hereby consents to the execution and delivery of this Amendment and to the transactions contemplated hereby or in any related document and reaffirms its obligations under the Guarantee and Collateral Agreement executed by such Guarantor.

         5. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

            (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                     COOPERATIVE COMPUTING, INC.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     COOPERATIVE COMPUTING HOLDING
                                     COMPANY, INC.,
                                       as a Guarantor


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     THE CHASE MANHATTAN BANK,
                                       as Administrative Agent,
                                       a Lender and Issuing Lender


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     BANK AUSTRIA CREDITANSTALT
                                     CORPORATE FINANCE, INC.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     UNION BANK OF CALIFORNIA, N.A.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     VAN KAMPEN CLO I, LIMITED
                                     By: Van Kampen American Capital
                                         Management, Inc., as Collateral Manager


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     COMMERCIAL LOAN FUNDING TRUST I


                                     By: Lehman Commercial Paper Inc., not in
                                         its individual capacity but solely as
                                         administrative agent


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     ALLSTATE LIFE INSURANCE COMPANY


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     ALLSTATE INSURANCE COMPANY


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     KZH CYPRESSTREE-1 LLC


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     AIMCO CDO SERIES 2000-A


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     COMERICA BANK CALIFORNIA
                                     (FORMERLY IMPERIAL BANK)


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     BANK OF AMERICA, N.A.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     WASHINGTON MUTUAL BANK FA.
                                     SUCCESSOR IN INTEREST BY MERGER TO BANK
                                     UNITED


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title: FLEET NATIONAL BANK


                                     FKA BANKBOSTON, NA



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                  The undersigned Credit Parties do hereby consent and agree to the foregoing Amendment and acknowledge and agree that (i) all obligations of the Borrower under the Credit Agreement, as amended by the foregoing Amendment, are Obligations which are secured and guaranteed by the Security Documents to which it is a party, (ii) all references to the Credit Agreement in the Security Documents refer to the Credit Agreement, as amended from time to time (including pursuant to the foregoing Amendment), and (iii) all references to Loans in the Security Documents refer to the Loans under the Credit Agreement.


                                     TRIAD SYSTEMS FINANCIAL CORPORATION

                                     TRIAD DATA CORPORATION

                                     TRIFARE, INC.

                                     CCI/TRIADGEM, INC.

                                     TRIAD SYSTEMS CORPORATION

                                     CCI/ARD, INC.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title: